EXHIBIT 23.1
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PricewaterhouseCoopers LLP hereby consents to the incorporation by reference in the Registration Statement on Form S-8 of our Report of Independent Auditors and our Comments by Auditors for U.S. Readers on Canada-U.S. Reporting Differences dated September 26, 2003 relating to the consolidated financial statements which appear in the Form 20-F of EXFO Electro-Optical Engineering Inc. dated January 9, 2004.

                                      /s/ PRICEWATERHOUSE COOPERS LLP
                                          PRICEWATERHOUSE COOPERS LLP
Dated June 21, 2004